SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction

of incorporation)

0-20288	91-1422237
(Commission File Number)	IRS Employer Identification No.

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 23, 2014, Columbia Banking System, Inc., a Washington corporation (“Columbia”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Intermountain Community Bancorp, an Idaho corporation (“Intermountain”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Intermountain will merge with and into Columbia (the “Merger”), with Columbia continuing as the surviving corporation (the “Surviving Corporation”). Immediately after the Merger, Panhandle State Bank, an Idaho state-chartered bank and wholly-owned subsidiary of Intermountain (“Panhandle State Bank”), will merge with and into Columbia State Bank, a Washington state-chartered bank and wholly-owned subsidiary of Columbia (“Columbia State Bank”) (the “Bank Merger”, and together with the Merger, the “Mergers”). The Merger Agreement was approved and adopted by the Board of Directors of each of Intermountain and Columbia.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Intermountain shareholders will have the right to receive, at their election (but subject to customary proration and allocation procedures applicable to oversubscription and undersubscription for stock consideration), in respect of each share of Intermountain common stock cash, stock, or a unit consisting of a mix of (a) 0.6426 of a share of Columbia common stock and (b) $2.2930 in cash, without interest, for consideration (the “Merger Consideration”). The aggregate Merger Consideration is expected to be approximately (a) 4.2 million shares of Columbia common stock and (b) $16.5 million in cash. The per share Merger Consideration payable at the effective time of the Merger will be a function of the daily closing volume weighted average price of Columbia common stock for the twenty trading day period beginning on the twenty fifth day before the effective time of the Merger. If the average closing price of Columbia’s common stock for the twenty trading days beginning on the twenty fifth day before the effective time of the Merger has declined by more than 17.5% from the price of Columbia common stock on the day of the execution of the Merger Agreement, and Columbia’s common stock underperforms the Keefe Bruyette & Woods Regional Banking Index by more than 17.5% during such period, Intermountain may terminate the Merger Agreement unless Columbia contributes sufficient additional cash consideration to offset any reduction in the value of the Merger Consideration attributable to such decline.

The Merger Agreement provides that, each outstanding and unexercised warrant to purchase shares of Intermountain common stock (each, a “Warrant”) issued to Castle Creek Capital Partners IV, LP and affiliates of Stadium Capital Management, LLC, will be converted into the right to receive, in cash, an amount equal to the per share Merger Consideration for each share issuable upon exercise of a Warrant less the exercise price with respect to each such share. All Intermountain restricted stock awards (subject to certain exceptions) will vest immediately prior to closing and be treated the same as all other shares of Intermountain common stock as described above. Upon consummation of the Merger, each outstanding and unexercised Intermountain stock option will be cancelled without any consideration. Additionally, Columbia and Intermountain agreed to use reasonable best efforts to facilitate the purchase immediately prior to the closing of the Merger on terms reasonably satisfactory to Columbia of the warrant to purchase shares of Intermountain Common Stock issued to the Treasury Department on December 19, 2008 (the “TARP Warrant”). If such purchase does not occur, then the TARP Warrant will be exchanged for a warrant for Columbia common stock in accordance with the terms of the TARP Warrant.

Consummation of the Merger is subject to customary conditions, including, among others, approval by Intermountain shareholders and receipt of required regulatory approvals.

Upon consummation of the Merger, the Board of Directors of Columbia will consist of the directors serving on the Board of Directors of Columbia prior to the effective time of the Merger plus one independent director from the Board of Directors of Intermountain, to be selected by Columbia’s Nominating and Corporate Governance Committee.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Columbia, Intermountain, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of Intermountain and a Prospectus of Columbia, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Columbia and Intermountain make with the Securities and Exchange Commission (the “SEC”).

Concurrently with the execution of the Merger Agreement, Castle Creek Capital Partners IV, LP and affiliates of Stadium Capital Management, LLC (the “Principal Shareholders”) have each entered into separate Warrant Transfer, Voting and Support Agreements with Columbia pursuant to which such Principal Shareholders have agreed, subject to the terms set forth therein, to tender and transfer to Columbia the Warrant issued to such Principal Shareholders and to vote their shares that are entitled to vote in favor of the Merger and related matters, and to become subject to certain transfer restrictions with respect to their holdings of Intermountain securities and to certain standstill restrictions with respect to Columbia. In addition, concurrently with the execution of the Merger Agreement, certain directors of Intermountain have entered into either a Voting and Non-Competition Agreement or a Voting and Non-Solicitation Agreement with Columbia and Intermountain pursuant to which such directors have agreed, subject to the terms set forth therein (and subject to certain exceptions), to vote their shares of Intermountain common stock in favor of the Merger and related matters, and to become subject to certain transfer, non-solicitation and non-competition restrictions. Each of these agreements terminates in accordance with its terms if the Merger Agreement is terminated, and in other specified circumstances. The foregoing summary of the agreements described above does not purport to be complete and is qualified in its entirety by the text of such agreements, which are attached as Exhibits 99.1 (Warrant Transfer, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, LP dated July 23, 2014), 99.2 (Warrant Transfer, Voting and Support Agreement by and among Columbia Banking System, Inc., Stadium Capital Qualified Partners, L.P. and Stadium Capital Partners, L.P. dated July 23, 2014), 99.3 (Form of Voting and Non-Competition Agreement by and among Columbia Banking System, Inc., Intermountain Community Bancorp and certain directors of Intermountain Community Bancorp dated July 23, 2014), 99.4 (Form of Voting and Non-Solicitation Agreement by and among Columbia Banking System, Inc., Intermountain Community Bancorp and certain directors of Intermountain Community Bancorp dated July 23, 2014) hereto and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On July 23, 2014, Columbia and Intermountain issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

On July 24, 2014, Columbia intends to hold a joint investor conference call with Intermountain regarding the Merger. On the call, Columbia, along with Intermountain, intends to discuss certain financial and other information relating to the Merger and the Merger Agreement. Slides that will be made available in connection with the conference call are attached hereto as Exhibit 99.6 and are incorporated into this Item 7.01 by reference.

The information in this Item 7.01 and Exhibits 99.5 and 99.6 is furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 8.01. Other Events

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Columbia’s or Intermountain’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither Columbia nor Intermountain assumes any duty to update forward looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Columbia and Intermountain, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Columbia’s stock price before closing, including as a result of the financial performance of Intermountain prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Intermountain operate; (iv) the ability to promptly and effectively integrate the businesses of Columbia and Intermountain; (v) the reaction to the transaction of the companies’ customers, employees and counterparties to the transaction; (vi) diversion of management time on merger-related issues; (vii) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; and (viii) other risks that are described in Columbia’s and Intermountain’s public filings with the SEC. For more information, see the risk factors described in each of Columbia’s and Intermountain’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the Merger, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Intermountain and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Columbia and Intermountain are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. INTERMOUNTAIN SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE VOTING ON THE MERGER.

Investors will also be able to obtain these documents, free of charge, from Intermountain by accessing Intermountain’s website at www.intermountainbank.com under the link to “About Us” and then the link to “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to Intermountain Community Bancorp, 414 Church Street, P.O. Box 967, Sandpoint, Idaho 83864.

Participants in Solicitation

Columbia and Intermountain and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Intermountain in connection with the Merger. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 21, 2014. Information about the directors and executive officers of Intermountain and their ownership of Intermountain common stock is set forth in the proxy statement for Intermountain’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 23, 2014, by and between Columbia Banking System, Inc. and Intermountain Community Bancorp.*

99.1	Warrant Transfer, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, LP dated July 23, 2014.

99.2	Warrant Transfer, Voting and Support Agreement by and among Columbia Banking System, Inc. and Stadium Capital Qualified Partners, L.P. and Stadium Capital Partners, L.P. dated July 23, 2014.

99.3	Form of Voting and Non-Competition Agreement by and among Columbia Banking System, Inc., Intermountain Community Bancorp and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.4	Form of Voting and Non-Solicitation Agreement by and among Columbia Banking System, Inc., Intermountain Community Bancorp and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.5	Joint Press Release issued July 23, 2014.

99.6	Slide Presentation to be made available in connection with investor conference call held on July 24, 2014.

*	The disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Columbia agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2014	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Melanie J. Dressel
Melanie J. Dressel
President and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of July 23, 2014, by and between Columbia Banking System, Inc. and Intermountain Community Bancorp.*

99.1	Warrant Transfer, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, LP dated July 23, 2014.

99.2	Warrant Transfer, Voting and Support Agreement by and among Columbia Banking System, Inc. and Stadium Capital Qualified Partners, L.P. and Stadium Capital Partners, L.P. dated July 23, 2014.

99.3	Form of Voting and Non-Competition Agreement by and among Columbia Banking System, Inc., Intermountain Community Bancorp and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.4	Form of Voting and Non-Solicitation Agreement by and among Columbia Banking System, Inc., Intermountain Community Bancorp and certain directors of Intermountain Community Bancorp dated July 23, 2014.

99.5	Joint Press Release issued July 23, 2014.

99.6	Slide Presentation to be made available in connection with investor conference call held on July 24, 2014.

*	The disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Columbia agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.